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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      August 24, 2001
                                                  ---------------------


                              HeadHunter.NET, Inc.
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             (Exact name of Registrant as specified in Its Charter)


Georgia                             000-27003                    58-2403177
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(State of                           (Commission                  (IRS Employer
Incorporation) No.)                 File Number)                 Identification


333 Research Court, Suite 200, Norcross, Georgia                      30092
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(Address of principle executive offices)                            (Zip Code)


(Telephone number of registrant)            (800) 891-8880
                                    -----------------------------------


                                 Not Applicable
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              (Former Name, Former Address and Former Fiscal Year,
                         if changed since last report)

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ITEM 5.           OTHER EVENTS

         On August 24, 2001, HeadHunter.NET, Inc. ("Headhunter.net") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Career Holdings, Inc., a Delaware corporation (the "Parent"), and CB Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Parent (the "Merger Sub"), providing for transactions that will cause a change in control of Headhunter.net and ultimately lead to Headhunter.net becoming a wholly owned subsidiary of Parent. Copies of the Merger Agreement and the joint press release issued in connection therewith are attached hereto as Exhibits 2.1 and 99.2, respectively, and are incorporated herein by reference.

         Also, Headhunter.net amended its Shareholder Protection Rights Agreement, dated April 15, 2000, as amended by Amendment No. 1 to Shareholder Protection Rights Agreement, dated February 27, 2001, ("Amendment No. 2 to the Rights Agreement"), such that the execution and delivery of, and the consummation of the transactions contemplated by, the Merger Agreement and the ancillary agreements thereto, including without limitation, the Stockholder Agreements (as defined below), would not result in (i) Parent or Merger Sub being an Acquiring Person, (ii) the occurrence of a Flip-In Date, a Stock Acquisition Date, a Separation Time, a Flip-Over Transaction or Event, or (iii) Headhunter.net having any obligation or the holders having any rights with respect to the Rights or the Shareholder Protection Rights Agreement, including, without limitation, the Rights becoming exercisable. For purposes hereof, the terms "Flip-In Date," "Stock Acquisition Date," "Separation Time," "Flip-Over Transaction or Event," and "Rights" shall have the respective meanings ascribed thereto in the Shareholder Protection Rights Agreement. A copy of Amendment No. 2 to the Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Under the terms of the Merger Agreement, Parent through Merger Sub will commence a tender offer (the "Offer") to acquire all of Headhunter.net's outstanding shares of common stock, $0.01 par value per share (the "Common Stock"), including the associated junior participating preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares") issued pursuant to its Shareholder Protection Rights Agreement, at a price of $9.25 per share, net to the shareholders in cash without interest thereon. The obligations of Parent and Merger Sub to consummate the Offer and to accept for payment and to pay for Shares validly tendered on or prior to the expiration of the Offer and not withdrawn will be subject to the following conditions: (i) there being validly tendered and not withdraw prior to the expiration of the Offer that number of Shares which represents at least a majority of the Shares on a fully diluted basis, (ii) the expiration of (or the termination of) the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) certain customary conditions contained in the Merger Agreement.

         Pursuant to the Merger Agreement, following completion of the Offer, Parent will acquire Headhunter.net pursuant to the merger (the "Merger") of Merger Sub with and into Headhunter.net. Headhunter.net will survive the Merger as a wholly owned

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subsidiary of Parent. In the Merger, any remaining Shares will cease to be outstanding and, except for shares held by Headhunter.net shareholders who perfect their statutory dissenters' rights under the Georgia Business Corporation Code, will be converted into the right to receive cash in the amount of $9.25 per share. If Parent and Merger Sub acquire at least 90% of the Shares pursuant to the Offer, then the Merger will become effective as soon as practicable after the Offer without the necessity of obtaining the approval of the Merger by HeadHunter.net's shareholders, as described in the Merger Agreement.

         Concurrently with the execution of the Merger Agreement, William H. Scott, III, Burton B. Goldstein, Jr., Robert M. Montgomery, Michael G. Misikoff,
J. Douglas Cox and Kimberley E. Thompson, collectively the Board of Directors of HeadHunter.net (the "Board") and ITC Holding Company, Inc. entered into Stockholder Agreements with Parent and Merger Sub (the "Stockholder Agreements") whereby they agreed to tender all shares of common stock beneficially owned by them (approximately 27% of Headhunter.net's currently outstanding shares) in the Offer, and if applicable, to vote their shares in favor of the Merger. Copies of the Stockholder Agreements are attached hereto as Exhibits 2.2, 2.3, 2.4., 2.5, 2.6, 2.7 and 2.8, respectively, and are incorporated herein by reference.

         The foregoing summary descriptions of the Merger Agreement, Amendment No. 2 to Rights Agreement and the Stockholder Agreements do not purport to be complete and are qualified in their entirety by reference to the relevant exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

     Exhibit No.                                  Description
     -----------                                  -----------
         2.1               Agreement and Plan of Merger, dated August 24, 2001, by and among Career Holdings, Inc., CB Merger Sub, Inc., and
                           HeadHunter.NET, Inc.

         2.2               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and William H.
                           Scott, III

         2.3               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Burton B.
                           Goldstein, Jr.

         2.4               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Robert M.
                           Montgomery

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
         2.5               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Michael G.
                           Misikoff

         2.6               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and J. Douglas Cox

         2.7               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Kimberly E.
                           Thompson

         2.8               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and ITC Holding
                           Company, Inc.

         99.1              Amendment No. 2 to Shareholder Protection Rights Agreement,
                           dated April 15, 2000, as amended by Amendment No. 1 to
                           Shareholder Protection Rights Agreement, dated February 27,
                           2001, between HeadHunter.NET, Inc. and American Stock Transfer
                           & Trust Company

         99.2              Text of Press Release dated August 24, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HeadHunter.NET, Inc.

Date: August 24, 2001                    By: /s/ W. Craig Stamm
      ---------------                        -----------------------------------
                                             W. Craig Stamm
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit No.                                  Description
     -----------                                  -----------
         2.1               Agreement and Plan of Merger, dated August 24, 2001, by and among Career Holdings, Inc., CB Merger Sub, Inc., and
                           HeadHunter.NET, Inc.

         2.2               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and William H.
                           Scott, III

         2.3               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Burton B.
                           Goldstein, Jr.

         2.4               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Robert M.
                           Montgomery

         2.5               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Michael G.
                           Misikoff

         2.6               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and J. Douglas Cox

         2.7               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and Kimberly E.
                           Thomson

         2.8               Stockholder Agreement, dated August 24, 2001 by and among
                           Career Holdings, Inc., CB Merger Sub, Inc. and ITC Holding
                           Company, Inc.

         99.1              Amendment No. 2 to Shareholder Protection Rights Agreement,
                           dated April 15, 2000, as amended by Amendment No. 1 to
                           Shareholder Protection Rights Agreement, dated February 27,
                           2001

         99.2              Text of Press Release dated August 24, 2001